Annual Report

October 31, 2020

SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust

Trust Overview (Unaudited)

INVESTMENT OBJECTIVE:

The SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Dow Jones Industrial Average (the “DJIA”).

INVESTMENT STRATEGY:

The Trust seeks to achieve this investment objective by holding a portfolio of the common stocks that are included in the DJIA (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the DJIA.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2020, with a 12-month total return of 0.27% on net asset value (“NAV”), as compared to the DJIA return of 0.34%.

The Trust’s performance reflects the operating expenses of the Trust, including brokerage expenses, marketing expenses, license fees, expenses relating to legal and audit services and Trustee fees. The DJIA returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

SPDR Dow Jones Industrial Average ETF Trust

Annual Report

October 31, 2020

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

October 31, 2020

Security Description	Shares	Value
Common Stocks — 99.9%
3M Co.	5,549,681	$887,726,973
American Express Co.	5,549,681	506,352,894
Amgen, Inc.	5,549,681	1,203,947,796
Apple, Inc.	5,549,681	604,138,274
Boeing Co.	5,549,681	801,318,440
Caterpillar, Inc.	5,549,681	871,577,401
Chevron Corp.	5,549,681	385,702,829
Cisco Systems, Inc.	5,549,681	199,233,548
Coca-Cola Co.	5,549,681	266,717,669
Dow, Inc.	5,549,681	252,454,989
Goldman Sachs Group, Inc.	5,549,681	1,049,111,696
Home Depot, Inc.	5,549,681	1,480,155,420
Honeywell International, Inc.	5,549,681	915,419,881
Intel Corp.	5,549,681	245,739,875
International Business Machines Corp.	5,549,681	619,677,380
Johnson & Johnson	5,549,681	760,916,762
JPMorgan Chase & Co.	5,549,681	544,090,725
McDonald’s Corp.	5,549,681	1,182,082,053
Merck & Co., Inc.	5,549,681	417,391,508
Microsoft Corp.	5,549,681	1,123,643,912
NIKE, Inc. Class B	5,549,681	666,405,694
Procter & Gamble Co.	5,549,681	760,861,265
salesforce.com, Inc. (a)	5,549,681	1,289,024,406
Travelers Cos., Inc.	5,549,681	669,901,994
UnitedHealth Group, Inc.	5,549,681	1,693,429,660
Verizon Communications, Inc.	5,549,681	316,276,320
Visa, Inc. Class A	5,549,681	1,008,432,535
Walgreens Boots Alliance, Inc.	5,549,681	188,911,141
Walmart, Inc.	5,549,681	770,018,239
Walt Disney Co.	5,549,681	672,898,821

Total Common Stocks (Cost $24,888,037,089)		$22,353,560,100

(a)	Non-income producing security.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments (continued)

October 31, 2020

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of October 31, 2020.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$22,353,560,100	$—	$—	$22,353,560,100

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Portfolio Statistics

October 31, 2020

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2020*

INDUSTRY	PERCENT OF NET ASSETS
Software	10.7%
Industrial Conglomerates	8.1
Health Care Providers & Services	7.6
IT Services	7.3
Specialty Retail	6.6
Biotechnology	5.4
Hotels, Restaurants & Leisure	5.3
Pharmaceuticals	5.3
Capital Markets	4.7
Food & Staples Retailing	4.2
Machinery	3.9
Aerospace & Defense	3.6
Household Products	3.4
Entertainment	3.0
Insurance	3.0
Textiles, Apparel & Luxury Goods	3.0
Technology Hardware, Storage & Peripherals	2.7
Banks	2.4
Consumer Finance	2.3
Oil, Gas & Consumable Fuels	1.7
Diversified Telecommunication Services	1.4
Beverages	1.2
Chemicals	1.1
Semiconductors & Semiconductor Equipment	1.1
Communications Equipment	0.9
Other Assets in Excess of Liabilities	0.1

Total	100.0%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities

October 31, 2020

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$22,353,560,100
Cash	16,540,557
Receivable for units of fractional undivided interest (“Units”) issued in-kind	19,567
Dividends receivable — unaffiliated issuers (Note 2)	20,738,899

Total Assets	22,390,859,123

LIABILITIES
Accrued Trustee expense (Note 3)	1,170,238
Accrued Marketing expense (Note 3)	9,539,514
Accrued DJIA license fee (Note 3)	2,748,944
Distribution payable	9,856,243
Accrued expenses and other liabilities	374,384

Total Liabilities	23,689,323

NET ASSETS	$22,367,169,800

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$26,760,396,717
Total distributable earnings (loss)	(4,393,226,917)

NET ASSETS	$22,367,169,800

NET ASSET VALUE PER UNIT	$265.04

UNITS OUTSTANDING (UNLIMITED UNITS AUTHORIZED)	84,392,867

COST OF INVESTMENTS:
Investments at cost — unaffiliated issuers	$24,888,037,089

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$513,371,070	$516,309,124	$482,645,120

EXPENSES
Trustee expense (Note 3)	12,390,088	11,332,657	12,640,134
Marketing expense (Note 3)	13,004,431	12,774,417	13,099,543
DJIA license fee (Note 3)	8,769,621	8,616,278	8,833,029
Legal and audit fees	390,671	332,988	986,515
Other expenses	1,063,406	559,885	829,679

Total Expenses	35,618,217	33,616,225	36,388,900

NET INVESTMENT INCOME (LOSS)	477,752,853	482,692,899	446,256,220

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,036,781,561)	(77,982,130)	(182,218,547)
In-kind redemptions — unaffiliated issuers	2,933,598,155	1,443,222,549	3,316,171,848

Net realized gain (loss)	1,896,816,594	1,365,240,419	3,133,953,301

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(2,303,518,430)	57,714,283	(1,820,854,275)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(406,701,836)	1,422,954,702	1,313,099,026

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$71,051,017	$1,905,647,601	$1,759,355,246

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$477,752,853	$482,692,899	$446,256,220
Net realized gain (loss)	1,896,816,594	1,365,240,419	3,133,953,301
Net change in unrealized appreciation/depreciation	(2,303,518,430)	57,714,283	(1,820,854,275)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,051,017	1,905,647,601	1,759,355,246

NET EQUALIZATION CREDITS AND CHARGES (NOTE 2)	7,030,028	(2,272,836)	3,514,987

DISTRIBUTIONS TO UNITHOLDERS	(480,988,825)	(479,809,030)	(449,715,685)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Proceeds from issuance of Units	36,833,408,774	28,151,769,950	37,143,634,684
Cost of Units redeemed	(35,805,524,218)	(29,400,489,221)	(36,853,862,915)
Net income equalization (Note 2)	(7,030,028)	2,272,836	(3,514,987)

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	1,020,854,528	(1,246,446,435)	286,256,782

NET INCREASE (DECREASE) IN NET ASSETS DURING THE PERIOD	617,946,748	177,119,300	1,599,411,330

NET ASSETS AT BEGINNING OF PERIOD	21,749,223,052	21,572,103,752	19,972,692,422

NET ASSETS AT END OF PERIOD	$22,367,169,800	$21,749,223,052	$21,572,103,752

UNIT TRANSACTIONS:
Units sold	143,800,000	109,500,000	148,800,000
Units redeemed	(139,850,000)	(115,000,000)	(148,350,000)

NET INCREASE (DECREASE)	3,950,000	(5,500,000)	450,000

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each period

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16
Net asset value, beginning of period	$270.37	$251.01	$233.62	$181.17	$176.46

Income (loss) from investment operations:
Net investment income (loss)(a)	5.87	5.85	5.10	4.73	4.39
Net realized and unrealized gain (loss)	(5.42)	19.33	17.38	52.39	4.81

Total from investment operations	0.45	25.18	22.48	57.12	9.20

Net equalization credits and charges(a)	0.09	(0.03)	0.04	0.05	(0.01)

Less Distributions from:
Net investment income	(5.87)	(5.79)	(5.13)	(4.72)	(4.48)

Net asset value, end of period	$265.04	$270.37	$251.01	$233.62	$181.17

Total return(b)	0.27%	10.16%	9.66%	31.86%	5.30%

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$22,367,170	$21,749,223	$21,572,104	$19,972,692	$11,566,443

Ratios to average net assets:
Total expenses (excluding Trustee earnings credit)	0.16%	0.16%	0.17%	0.15%	0.17%
Total expenses	0.16%	0.16%	0.17%	0.15%	0.17%
Net investment income (loss)	2.20%	2.27%	2.04%	2.26%	2.49%
Portfolio turnover rate(c)	19%	1%	2%	1%	3%

(a)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(b)

Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2020

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust is an “Exchange-Traded Fund”, the units of which are listed on and traded on the New York Stock Exchange under the symbol “DIA”, and operates under an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit.” The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Effective June 16, 2017, State Street Bank and Trust Company (“SSBT”) resigned as trustee of the Trust. PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), appointed State Street Global Advisors Trust Company, a wholly-owned subsidiary of SSBT, as trustee of the Trust (the “Trustee”).

The services received, and the trustee fees paid, by the Trust have not changed as a result of the change in the identity of the Trustee. SSBT continues to maintain the Trust’s accounting records, act as custodian and transfer agent to the Trust, and provide administrative services, including the filing of certain regulatory reports.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), the Sponsor and the Trustee are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trustee expects the risk of material loss to be remote.

The Sponsor is an indirect, wholly-owned subsidiary of Intercontinental Exchange, Inc. (“ICE”). ICE is a publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE.”

Note 2 — Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trustee in the preparation of the Trust’s financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Trustee to make estimates and assumptions that affect the

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, the DJIA, which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Realized gains and losses from the sale or disposition of investments are determined using the identified cost method.

Distributions

The Trust declares and distributes dividends from net investment income, if any, to its holders of Units (“Unitholders”), monthly. Capital gain distributions, if any, are generally declared and paid annually. Additional distributions may be paid by the Trust to avoid imposition of federal income and excise tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Trustee follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Federal Income Taxes

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”), and intends to

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” determined prior to the deduction for dividends paid by the Trust (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes substantially all of its ordinary income and capital gains during each calendar year, the Trust will not be subject to U.S. federal excise tax. Income and capital gain distributions are determined in accordance with U.S. federal income tax principles, which may differ from U.S. GAAP. These book-tax differences are primarily due to differing treatments for expired carry forward losses, in-kind transactions and losses deferred due to wash sales.

U.S. GAAP requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. For U.S. GAAP purposes, the Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

The Trustee has reviewed the Trust’s tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax is required in the Trust’s financial statements. Generally, the Trust’s tax returns for the prior three fiscal years remain subject to examinations by the Trust’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and the State of New York. The Trustee has the Trust recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. There were no such expenses for the year ended October 31, 2020.

No income tax returns are currently under examination. The Trustee has analyzed the relevant tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of any tax liabilities. Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to, new tax laws, regulations and interpretations thereof.

During the year ended October 31, 2020, the Trustee reclassified $2,933,598,155 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Trust’s Statement of Assets and Liabilities.

At October 31, 2020, the Trust had capital loss carryforwards that may be utilized to offset any future net realized capital gains as follows:

Non-Expiring — Short Term	$225,042,165
Non-Expiring — Long Term	1,628,945,443

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 2 — Summary of Significant Accounting Policies – (continued)

As of October 31, 2020, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Industrial Average ETF Trust	$24,888,870,444	$930,092,565	$3,465,402,909	$(2,535,310,344)

The tax character of distributions paid during the years ended October 31, 2020, 2019, and 2018 were as follows:

Distributions paid from:	2020	2019	2018
Ordinary Income	$480,988,825	$479,809,030	$449,715,685

As of October 31, 2020, the components of distributable earnings (excluding unrealized appreciation/

(depreciation)) were undistributed ordinary income of $5,927,278 and undistributed capital gain of $0.

Note 3 — Transactions with Affiliates of the Trustee and Sponsor

SSBT maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee pays SSBT for such services. The Trustee is responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA . For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2020:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 and above	0.06% per annum plus or minus the Adjustment Amount

The adjustment amount (the “Adjustment Amount”) is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for the

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust.

During the year ended October 31, 2020, the Adjustment Amount reduced the Trustee’s fee by $1,214,343. The Adjustment Amount included an excess of net transaction fees from processing orders of $778,050 and a Trustee earnings credit of $436,293.

In accordance with the Trust Agreement and under the terms of an exemptive order issued by the SEC, dated December 30, 1997, the Sponsor is reimbursed by the Trust for certain expenses up to a maximum of 0.20% of the Trust’s NAV on an annualized basis. The expenses reimbursed to the Sponsor for the years ended October 31, 2020, 2019 and 2018, did not exceed 0.20% per annum. The licensing and marketing fee disclosed below are subject to both the reimbursement from the Trust to the Sponsor and expense limitation of 0.20% of the Trust’s NAV for the years ended October 31, 2020, 2019, and 2018. The Trust reimbursed the Sponsor for $433,106, $364,163, and $787,057, of legal fees for the years ended October 31, 2020, 2019 and 2018, respectively, which are included in Legal and audit fees on the Statements of Operations.

S&P OPCO LLC (“S&P OPCO”), a subsidiary of S&P Dow Jones Indices LLC (as successor-in-interest to Dow Jones & Company, Inc.), per a license from Standard & Poor’s Financial Services LLC, and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Marketing Agent”) have entered into a license agreement, as amended from time to time (the “License Agreement”). The License Agreement grants SSGA FD, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P OPCO in connection with the Trust. The DJIA also serves as the basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGA FD for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interests of Units. The License Agreement is scheduled to be effective until December 31, 2022 and automatically renew thereafter for successive annual periods. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to S&P OPCO equal to 0.05% on the first $1 billion of the then rolling average asset balance and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include, but are not limited to: printing and

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 3 — Transactions with Affiliates of the Trustee and Sponsor – (continued)

distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of the Units. The Sponsor pays the Distributor for its services a flat annual fee of $35,000, and the Trust does not reimburse the Sponsor for this fee.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (the “Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is the lesser of $1,000 or 0.10% (10 basis points) of the value of one Creation Unit at the time of creation per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $1,000. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended October 31, 2020, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $18,943,191,048, $17,883,193,949, $3,997,362,877 and $4,018,017,182 respectively. Net realized gain (loss) on investment transactions in the 2020 Statements of Operations includes net gains resulting from in-kind transactions of $2,933,598,155.

Note 6 — Equity Investing and Market Risk

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues. Local, regional or global events such as war, acts of terrorism, the spread of infectious disease or other public health issues, recessions, or other events could have a

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 6 — Equity Investing and Market Risk – (continued)

significant impact on the Trust and its investments and could result in increased premiums or discounts to the Trust’s net asset value.

An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of equity securities, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of common stocks actually held by the Trust and that make up the Trust’s portfolio (the “Portfolio Securities”) may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities, the value of equity securities generally and other factors. The identity and weighting of common stocks that are included in the DJIA and the Portfolio Securities change from time to time.

The financial condition of issuers of Portfolio Securities may become impaired or the general condition of the stock market may deteriorate, either of which may cause a decrease in the value of the Trust’s portfolio and thus in the value of Units. Since the Trust is not actively managed, the adverse financial condition of an issuer will not result in its elimination from the Trust’s portfolio unless such issuer is removed from the DJIA. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises, as well as war, acts of terrorism and the spread of infectious disease or other public health issues.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2020

Note 6 — Equity Investing and Market Risk – (continued)

unpredictable. Certain of the Trust’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Trust’s investments.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are subordinate to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Equity securities values are subject to market fluctuations as long as the equity securities remain outstanding. The value of the portfolio will fluctuate over the entire life of the Trust.

The Trust may have significant investments in one or more specific industries or sectors, subjecting it to risks greater than general market risk.

The Trust may invest a larger percentage of its assets in the securities of a few issuers. As a result, the Trust’s performance may be disproportionately impacted by the performance of relatively few securities.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

Note 7 — Subsequent Events

The Trustee has evaluated the impact of all subsequent events on the Trust through the date on which the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of the

SPDR Dow Jones Industrial Average ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) as of October 31, 2020, the related statements of operations and of changes in net assets for each of the three years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of October 31, 2020, the results of its operations and the changes in its net assets for each of the three years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management (the Trustee). Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management (the Trustee), as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more investment companies in the SPDR Funds since 1993.

SPDR Dow Jones Industrial Average ETF Trust

Other Information

October 31, 2020 (Unaudited)

Tax Information

For U.S. federal income tax purposes, the Trust reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

For the fiscal year ended October 31, 2020, certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20% in the case of certain non-corporate unitholders that meet applicable holding period requirements with respect to their Units. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

SPDR Dow Jones Industrial Average ETF Trust

Other Information — (continued)

October 31, 2020 (Unaudited)

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price (1) vs Net Asset Value

As of October 31, 2020

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS
2020	0	0	0	0	0	0
2019	0	0	0	0	0	0
2018	0	0	0	0	0	0
2017	0	0	0	0	0	0
2016	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax return at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	0.27%	68.18%	200.54%
Return Based on Bid/Ask Price	0.30%	68.22%	200.56%
DJIA	0.34%	69.43%	205.50%

Average Annual Total Return

	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	0.27%	10.96%	11.63%
Return Based on Bid/Ask Price	0.30%	10.96%	11.63%
DJIA	0.34%	11.12%	11.82%

(1)	The bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

(Unaudited)

Sponsor

PDR Services LLC

c/o NYSE Holdings LLC

11 Wall Street

New York, NY 10005

Trustee

State Street Global Advisors Trust Company

One Iron Street

Boston, MA 02210

Distributor

ALPS Distributors, Inc.

1290 Broadway Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard, Suite 500

Boston, MA 02210

SPDRDIAAR